UNITED STATED
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported) APRIL 22, 2004
                                                 --------------


                 HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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                 (State or other jurisdiction of incorporation)



       000-29245                                          65-0452156
------------------------                        --------------------------------
(Commission File Number)                        IRS Employer Identification No.)


          3750 Investment Lane, Suite 5, West Palm Beach, Florida 33404
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code        (561) 863-8446
                                                     ---------------------------



                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE
         -----------------------------------------

On April 23, 2004, Health & Nutrition Systems International, Inc. (the "Company") issued a press release announcing that the Company has elected to reject the outstanding offer from TeeZee, Inc. to purchase substantially all of its assets. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (c) Exhibits:

      EXHIBIT
      NUMBER            DESCRIPTION
      -------           -----------
       99.1             Press Release of the Registrant dated April 23, 2004.


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HEALTH & NUTRITION SYSTEMS
                                            INTERNATIONAL, INC.
                                                   (Registrant)


                                            By:     /s/James A. Brown
                                                    ---------------------
                                                    James A. Brown
Date:  April 26, 2004.                              Chairman of the Board



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


                                  Exhibit Index
                                  -------------



      Exhibit
      Number            Description
      -------           -----------
       99.1             Press Release of the Registrant dated April 23, 2004.


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